MANNING & NAPIER FUND, INC.

(the “Fund”)

Callodine Equity Income Series (Class I, S and Z)

(the “Series”)

Supplement dated September 27, 2024 to:

•	the Prospectus for the Series dated March 1, 2024 (the “Prospectus”)
•	the Statement of Additional Information for the Series dated March 1, 2024 (the “SAI”)

This supplement provides new and additional information beyond that contained in the Prospectus and SAI should be read in conjunction with the Prospectus and SAI.

Following the quarter-end release of portfolio holdings on June 30, 2024, the Callodine Equity Income Series will only release portfolio holdings on the Fund’s website on a quarterly basis. In addition, the Fund’s complete proxy voting record on Form N-PX will now be made available on its website.

Accordingly, the Prospectus is hereby supplemented and revised as follows:

The first paragraph in the “Disclosure of the Series’ Portfolio Holdings” section is hereby deleted and replaced with the following:

The Series discloses its complete portfolio holdings in the Series’ Form N-CSR filings with the SEC and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) as exhibits to Form N-PORT. The Series’ Form N-CSR filings and quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov, and on the Fund’s website at www.manning-napier.com. In addition, the Series’ quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by the next quarterly portfolio holdings report on Form N-CSR or N-PORT, as applicable. The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

MN Supp 09.27.2024

The Statement of Additional Information is hereby supplemented and revised as follows:

The three paragraphs in the “Disclosure of Portfolio Holdings” section are hereby deleted and replaced with the following:

Disclosure of Portfolio Holdings
The Fund’s Board of Directors has approved a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Series.
Disclosure of the Series’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31), in the Fund’s Form N-CSR filings and in the quarterly holdings reports filed with the SEC as exhibits to Form N-PORT. The Series’ Form N-CSR filings and quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov, and on the Fund’s website at www.manning-napier.com.In addition, the Series’ quarter-end complete portfolio holdings are available on the Fund’s website at www.manning-napier.com. This information is provided with a lag of at least eight days. The information provided will include the following for each security in the portfolio: security name, ticker (for equities only), country, number of shares or units held (for equities), par value (for bonds), and market value as of the date of the portfolio. For futures contracts, the information provided will include the underlying instrument, the notional value of the contracts, and the amount of unrealized appreciation or depreciation. Portfolio holdings information will be available on the website at least until it is superseded by the next quarterly portfolio holdings report on Form N-CSR or N-PORT, as applicable.. This information is publicly available to all categories of persons.
The Fund provides portfolio holdings and information derived from the portfolio holdings to rating and ranking organizations such as Lipper and Morningstar, Inc. in connection with rating the Series and mutual fund database services such as Thomson Financial Research in connection with their collection of fund data for their subscribers. The Fund will only disclose such information as of the end of the most recent quarter-end, and this information will be provided to these organizations no sooner than the next day after it is posted on the Fund’s website, unless the conditions described below relating to the disclosure of “non-public” portfolio holdings information are satisfied. The Fund believes that these organizations have legitimate objectives in requesting such portfolio holdings information.

The second paragraph in the “Proxy Voting Policy” section is hereby deleted and replaced with the following:

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available upon request by calling 1-800-466-3863, by writing to the Fund at Manning & Napier Fund, Inc., P.O. Box 805, Fairport, NY 14450, or on the Fund’s website at www.manning-napier.com. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN Supp 09.27.2024